UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 22, 2005
                                                  -------------

                            Capital Solutions I, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                             0-9879               13-2648442
--------------------------------------------------------------------------------
(State or Other Jurisdiction              (Commission           (IRS Employer
of Incorporation)                         File number)       Identification No.)


6915 Red Road, Suite 222, Coral Gables, Florida                          33143
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (305) 666-6565
                                                  ----------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01.  Completion of Acquisition or Disposition of Assets

Short Form Merger

In a short-form merger consummated on June 22, 2005, Bedrock Holdings, Inc. ("Bedrock"), a wholly owned subsidiary of Capital Solutions I, Inc. (the "Company"), was merged with and into the Company

This report on Form 8-K/A amends the Company's Report on Form 8-K dated June 22, 2005, which was filed on June 23, 2005 to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS and EXHIBITS

Item 9.01  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired

Audited financial statements of Bedrock as of and for the year ended December 31, 2004 and unaudited financial statements of Bedrock as of and for the five months ended June 30, 2005 are filed herewith beginning on page F-1.

         (b)  Pro Forma Financial Information

The unaudited pro forma financial information required to be filed pursuant to
Article 11 of Regulation S-X as of February 28, 2005 and for the nine months and year ended February 28, 2005 and May 31, 2004, respectively, is filed herewith beginning on page P-1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Capital Solutions I, Inc.


Date: August 5, 2005                        By:/s/ CHRISTOPHER ASTROM
                                               ----------------------
                                               Christopher Astrom, President

                          BEDROCK HOLDINGS CORPORATION

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003



                          INDEX TO FINANCIAL STATEMENTS



                                                                        PAGE(S)
AUDITED FINANCIAL STATEMENTS:

     Report of Independent Registered Public Accounting Firm           F-2 - F3

     Balance Sheets as of December 31, 2004 and 2003                      F-4

     Statements of Operations for the years ended December 31, 2004
     ans 2003                                                             F-5

     Statements of Changes in Stockholders' Equity (Deficit) for the
     years ended December 31, 2004 and 2003                               F-6

     Statements of Cash Flow for the years ended December 31, 2004 and
     2003                                                                 F-7

     Notes to Financial Statements                                    F-8 - F-14

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

Board of Directors
Bedrock Holdings Corporation
Boca Raton, Florida

We have audited the accompanying balance sheets of Bedrock Holdings Corporation (the "Company") as of December 31, 2004 and 2003 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has incurred operating losses from continuing operations and had a deficit at December 31, 2004 and 2003. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in addressing these matters are more fully discussed in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.





             MEMBER OF:  AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                         SEC PRACTICE SECTION OF THE AICPA (SECPSI)
                         NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS FLORIDA STATE BOARD OF ACCOUNTANCY

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bedrock Holdings Corporation as of December 31, 2004 and 2003 and the results of its operations, changes in stockholders' equity (deficit) and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/BAGELL, JOSEPHS & COMPANY, L.L.C.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey
July 25, 2005

                          BEDROCK HOLDINGS CORPORATION
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003


                                         ASSETS

                                                           2004         2003
                                                        ---------    ---------
CURRENT ASSETS
   Cash                                                 $    739     $  4,540
   Investments                                                 -        9,000
                                                        ---------    ---------

          TOTAL CURRENT ASSETS                               739       13,540

Fixed assets, net of depreciation                             45          140
                                                        ---------    ---------

TOTAL ASSETS                                            $    784     $ 13,680
                                                        =========    =========


                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
   Lines of Credit                                      $ 64,777     $    582
   Demand note                                                 -       25,000
   Accounts payable                                           56        2,852
                                                        ---------    ---------

          TOTAL CURRENT LIABILITIES                       64,833       28,434

STOCKHOLDERS' (DEFICIT)
   Common stock, $1.00 par value;
       500 shares authorized,
       issued and outstanding                                500          500
   Accumulated other comprehensive income                      -        8,000
   Accumulated deficit                                   (64,549)     (23,254)
                                                        ---------    ---------

                                                         (64,049)     (14,754)
                                                        ---------    ---------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)           $    784     $ 13,680
                                                        =========    =========









   The accompanying notes are an integral part of these financial statements.

                          BEDROCK HOLDINGS CORPORATION
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003





                                                           2004        2003
                                                        ---------   ----------


REVENUES                                                $      -    $       -
                                                        ---------   ----------


OPERATING EXPENSES
    Salaries and wages                                     9,183       35,700
    Compensation of officers                                   -       20,000
    Professional fees                                      1,250        2,300
    Marketing expenses                                       400        2,175
    Other general and administrative expenses             31,859       31,507
    Depreciation expense                                      94          736
    Interest expense                                       2,793           38
                                                        ---------   ----------

          TOTAL OPERATING EXPENSES                        45,579       92,456
                                                        ---------   ----------

LOSS BEFORE OTHER INCOME (LOSS)                          (45,579)     (92,456)
                                                        ---------   ----------

OTHER INCOME (LOSS)
   Realized gain (loss) from sale of securities            4,284      (62,038)
                                                        ---------   ----------

          TOTAL OTHER INCOME (LOSS)                        4,284      (62,038)
                                                        ---------   ----------

NET LOSS BEFORE PROVISION FOR INCOME TAXES               (41,295)    (154,494)
PROVISION FOR INCOME TAXES                                     -            -
                                                        ---------   ----------

NET LOSS APPLICABLE TO COMMON SHARES                    $(41,295)   $(154,494)
                                                        =========   ==========

BASIC AND DILUTED LOSS
     PER SHARE                                          $ (82.59)   $ (308.99)
                                                        =========   ==========

WEIGHTED AVERAGE NUMBER
     OF COMMON SHARES                                        500          500
                                                        =========   ==========


   The accompanying notes are an integral part of these financial statements.

                          BEDROCK HOLDINGS CORPORATION
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003




                                                                          RETAINED       ACCUMULATED OTHER
                                            COMMON                        EARNINGS         COMPREHENSIVE
                                            SHARES         AMOUNT        (DEFICIT)             INCOME               TOTAL
                                         -------------   ------------   -------------   ---------------------  -------------
BALANCE AT DECEMBER 31, 2002                      500          $ 500       $ 131,240           $        -        $ 131,740

Comprehensive income                                -              -               -                8,000            8,000

Net loss                                            -              -        (154,494)                   -         (154,494)

                                         -------------   ------------   -------------   ---------------------  -------------

BALANCE AT DECEMBER 31, 2003                      500            500         (23,254)               8,000          (14,754)

Reclassification adjustment                         -              -               -               (8,000)          (8,000)

Net loss                                            -              -         (41,295)                   -          (41,295)
                                         -------------   ------------   -------------   ---------------------  -------------

BALANCE AT DECEMBER 31, 2004                      500          $ 500       $ (64,549)          $        -        $ (64,049)
                                         =============   ============   =============   =====================  =============
























   The accompanying notes are an integral part of these financial statements.

                          BEDROCK HOLDINGS CORPORATION
                             STATEMENTS OF CASH FLOW
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                        2004         2003
                                                                     ----------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                          $ (41,295)    (154,494)
ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
   USED IN OPERATING ACTIVITIES:
     Depreciation                                                           94          736

CHANGES IN ASSETS AND LIABILITIES
   Decrease in accounts payable                                         (2,795)      (1,327)
                                                                     ----------    ---------
          NET CASH (USED IN) OPERATING ACTIVITIES                      (43,996)    (155,085)
                                                                     ----------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES

   Purchased securities                                                      -       (1,000)
   Securities sold - net                                                 1,000      408,000
                                                                     ----------    ---------
        NET CASH PROVIDED BY INVESTING ACTIVITIES                        1,000   -  407,000
                                                                     ----------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Distribution to officers                                                  -     (407,600)
   Proceeds (payments) from Line of Credit - Net                        64,195            5
   Proceeds (payments) of demand note                                  (25,000)      25,000
                                                                     ----------    ---------
          NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIY            39,195     (382,595)
                                                                     ----------    ---------
NET DECREASE IN CASH AND CASH EQUIVALENTS                               (3,801)    (130,680)

CASH AND CASH EQUIVALENTS
-BEGINNING OF YEAR                                                       4,540      135,238
                                                                     ----------    ---------

CASH AND CASH EQUIVALENTS
- END OF YEAR                                                            $ 739      $ 4,540
                                                                     ==========    =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
    During the year, cash was paid for the following:
     Interest                                                          $ 2,793         $ 38
                                                                     ==========    =========
SUPPLEMENTAL DISCLOSURE OF NON CASH
ACTIVITY:
   Unrealized net gain on securities                                       $ -      $ 8,000
                                                                     ==========    =========

   The accompanying notes are an integral part of these financial statements.

                          BEDROCK HOLDINGS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

NOTE 1-  ORGANIZATION
         ------------

         The Company was incorporated in Florida on May 24, 1993 as an S Corporation.

         The Company was formed as a holding company that performs marketing services to various companies.

         In January 2004, the Company had its "S" status terminated due to the transfer of 42% of its common stock to a "C" Corporation. The "C" Corporation was a former publicly traded company named SERAC Holdings, Inc. ("SERAC). SERAC in 2004 was deregistered and is currently a private company.


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS
         -------------------------

         The Company considers all highly liquid debt instruments and other short- term investments with an initial maturity of three months or less to be cash or cash equivalents.

         At December 31, 2004 and 2003, the Company maintained cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation, whose amounts did not exceed the insured limit of $100,000.

                          BEDROCK HOLDINGS CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003



NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------

         INCOME TAXES
         ------------

         Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. (See Note 1)

         ADVERTISING COSTS
         -----------------

         The Company will expense the costs associated with advertising as they are incurred. Advertising expense for the years ended December 31, 2004 and 2003 was $400 and $2,175, respectively.

         FIXED ASSETS
         ------------

         Fixed assets are stated at cost less accumulated depreciation and amortization. The Company computes depreciation and amortization using an accelerated method over the estimated useful lives of the assets acquired as follows:

         Equipment and fixtures         5 - 7 years
         Leasehold improvements         15 years

                          BEDROCK HOLDINGS CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------
         FIXED ASSETS (CONTINUED)
         ------------------------

         The carrying amount of all long-lived assets is evaluated periodically to determine whether adjustment to the useful life or to the unamortized balance is warranted. Such evaluation is based principally on the expected utilization of the long-lived assets and the projected undiscounted cash flows of the operations in which the long-lived assets are used.

         EARNINGS (LOSS) PER SHARE OF COMMON STOCK
         -----------------------------------------

         Historical net loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share
         (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.

         The following is a reconciliation of the computation for basic and diluted EPS for the years ended December 31, 2004 and 2003:

                                                         2004          2003
                                                      ----------   ----------
         Net (loss)                                   $ (49,294)   $(154,494)
                                                      ----------   ----------

         Weighted-average common shares
         Outstanding (Basic)                                500          500

         Weighted-average common stock
         Equivalents
            Stock options                                     -            -
            Warrants                                          -            -
                                                      ----------   ----------

         Weighted-average common shares
         Outstanding (Diluted)                              500          500
                                                      ==========   ==========


         There were no options or warrants outstanding at December 31, 2004 and 2003.

                          BEDROCK HOLDINGS CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------

         REVENUE AND COST RECOGNITION
         ----------------------------

         The Company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

         INVESTMENTS
         -----------

         In accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities", securities are classified into three categories: held-to-maturity, available-for-sale and trading. The Company's investments consist of equity securities classified as valuable-for-sale securities. Accordingly, they are carried at fair market value in accordance with SFAS No. 115. Further SFAS No. 115 unrealized gains and losses for available-for-sale securities are excluded from earnings, and reported net of deferred income taxes, as a separate component of stockholder's equity, unless the loss is classified as other than a temporary decline in market value.

NOTE 3-  FIXED ASSETS

         Fixed assets as of December 31, 2004 and 2003 were as follows:

         Equipment                                      $ 17,624      $ 17,624
         Leasehold improvements                           10,302        10,302
                                                         -------       ------
                                                          27,926        27,926
         Less: accumulated depreciation                  (27,881)      (27,786)
                                                         --------      --------
         Fixed assets, net                              $     45      $    140
                                                         ========      ========

         Depreciation expense was $94 and $736 for the years ended December 31, 2004 and 2003, respectively.

                          BEDROCK HOLDINGS CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 4-  INVESTMENTS
         -----------

         The following is a summary of investments at December 2004 and 2003 at fair market value:

                                                      2004         2003
                                                   ---------    ---------
          Portfolio of common stocks
          at fair market value                     $     -      $ 9,000
                                                   =========    =========

         The marketable securities appreciated $0 and $8,000 for the years ended 2004 and 2003, respectively. Additionally, no amounts were reclassified out of accumulated other comprehensive income/(loss) for the periods presented.

NOTE 5-  NOTE PAYABLE
         ------------

         The Company owed $25,000 to SERAC Holdings, Inc. in 2003. The terms of the note were due on demand with no interest charged. Effective January 4, 2004, the Company's shareholders personally issued SERAC Holding, Inc. 42% of their stock in exchange for the cancellation of the $25,000 note.

NOTE 6-  LINES OF CREDIT
         ---------------

         The Company has two lines of credit with Union Planters Bank. The terms are as follows:

         Line of Credit #1 is a revolving line of credit renewed annually with interest at the prime rate plus 2.5%. The Company can borrow up to $40,000. As of December 31, 2004 and 2003, the amount outstanding on the line of credit was $39,777 and $582, respectively.

         Line of Credit #2 is a revolving line of credit with interest at the prime rate plus 3.00%. The line expires February 9, 2011. The Company can borrow up to $25,000. As of December 31, 2004 and 2003, the amount outstanding on the line of credit was $25,000 and $0, respectively.

                          BEDROCK HOLDINGS CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003



NOTE 7-  PROVISION FOR INCOME TAXES
         --------------------------

         Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's consolidated tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

         At December 31, 2004, deferred tax assets consist of the following:

         Net deferred tax assets               $ 6,194
         Less:  valuation allowance             (6,194)
                                               --------
                                               $    -0-
                                               ========

         The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.


NOTE 8-  GOING CONCERN
         -------------

         The accompanying financial statements have been presented in accordance with accounting principles generally accepted in the United States of America, which assume the continuity of the Company as a going concern. The Company has incurred net losses for the years ended December 31, 2004 and 2003, and has an accumulated deficit. Additionally, the Company does not have the revenue stream necessary to operate or develop its business. This raises substantial doubt about its ability to continue as a going concern.

                          BEDROCK HOLDINGS CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 8-  GOING CONCERN (CONTINUED)
         -------------------------

         Management has formulated and is in the process of implementing its business plan intended to develop steady revenues and income in areas of operation. This plan includes the following, subject to obtaining the necessary financing:

                   o Signing up new clients

                   o Seeking out new companies for possible merge (See Note 9)

          Presently, the Company cannot ascertain the eventual success of management's plans with any degree of certainty. The accompanying consolidated financial statements do not include any adjustments that might result from the eventual outcome of the risks and uncertainties described above.

NOTE 9-  SUBSEQUENT EVENTS
         -----------------

          On May 26, 2005, Capital Solutions I, Inc., ("The Company") consummated a Share Exchange Agreement with Bedrock Holdings, Inc., a privately held Company whereby, Capital Solutions I, Inc., agreed to acquire all the outstanding capital stock of Bedrock Holdings, Inc.

          The acquisition will be accounted for under the purchase method of accounting. Accordingly, Bedrock Holdings, Inc. will be treated as a wholly owned subsidiary of Capital Solutions I, Inc..

                          BEDROCK HOLDINGS CORPORATION

                          REVIEWED FINANCIAL STATEMENTS
                              MAY 31, 2005 AND 2004



                     INDEX TO REVIEWED FINANCIAL STATEMENTS





                                                                        PAGE(S)
REVIEWED FINANCIAL STATEMENTS:

     Report of Independent Registered Public Accounting Firm             F-16

     Balance Sheets as of May 31, 2005 and 2004                          F-17

     Statements of Operations for the five months ended May 31, 2005
     and 2004                                                            F-18

     Statements of Cash Flow for the five months ended May 31, 2005
     and 2004                                                            F-19

     Reviewed Statement of Changes in Stockholders' (Deficit) for the
     five months ended May 31, 2005 and 2004                             F-20

     Notes to Reviewed Financial Statements                          F-21 - F26

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

Board of Directors
Bedrock Holdings Corporation
Boca Raton, Florida

We have reviewed the accompanying balance sheets of Bedrock Holdings Corporation (the "Company") as of May 31, 2005 and 2004 and the related statements of operations, changes in stockholders' (deficit), and cash flows for the five months then ended. These interim financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management's operating and financing plans in regard to these matters are also discussed in Note 6. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/BAGELL, JOSEPHS & COMPANY, L.L.C.

BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey
July 25, 2005


             MEMBER OF:  AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                         SEC PRACTICE SECTION OF THE AICPA (SECPSI)
                         NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS FLORIDA STATE BOARD OF ACCOUNTANCY

                          BEDROCK HOLDINGS CORPORATION
                             REVIEWED BALANCE SHEETS
                              MAY 31, 2005 AND 2004


                                         ASSETS

                                                           2005         2004
                                                         ---------    ---------
CURRENT ASSETS
   Cash                                                     $ 133      $ 5,654
   Other current assets                                         -        6,360
                                                         ---------    ---------

          TOTAL CURRENT ASSETS                                133       12,014

Fixed assets, net of depreciation                              26          100
                                                         ---------    ---------

TOTAL ASSETS                                                $ 159     $ 12,114
                                                         =========    =========


                        LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
  Lines of Credit                                        $ 64,777     $ 33,581
  Loans from shareholders (net)                             6,352        9,231
  Accrued payroll taxes                                         -           56
                                                         ---------    ---------

          TOTAL CURRENT LIABILITIES                        71,129       42,868
                                                         ---------    ---------


STOCKHOLDERS' (DEFICIT)
   Common stock, $1.00 par value;
      500 shares authorized,
      issued and outstanding                                  500          500
    Accumulated other comprehensive                             -        5,960
    Accumulated deficit                                   (71,470)     (37,214)
                                                         ---------    ---------

          Total stockholders' (deficit)                   (70,970)     (30,754)
                                                         ---------    ---------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)               $ 159     $ 12,114
                                                         =========    =========

                           BEDROCK HOLDINGS CORPORATION
                        REVIEWED STATEMENTS OF OPERATIONS
                 FOR THE FIVE MONTHS ENDED MAY 31, 2005 AND 2004





                                                            2005         2004
                                                          ---------   ---------


REVENUE                                                        $ -         $ -

                                                          ---------   ---------


OPERATING EXPENSES
    Salaries and wages                                           -       9,183
    Other general and administrative expenses                5,433       4,820
    Depreciation expense                                        20          40
    Interest expense                                         2,192         692

                                                          ---------   ---------

          TOTAL OPERATING EXPENSES                           7,645      14,735

                                                          ---------   ---------

LOSS BEFORE OTHER INCOME                                    (7,645)    (14,735)

                                                          ---------   ---------

OTHER INCOME
   Other                                                       724           -
   Gain from sale of securities                                  -         775

                                                          ---------   ---------

          TOTAL OTHER INCOME                                   724         775

                                                          ---------   ---------

NET LOSS BEFORE PROVISION FOR INCOME TAXES                  (6,921)    (13,960)
    PROVISION FOR INCOME TAXES                                   -           -

                                                          ---------   ---------

NET LOSS APPLICABLE TO COMMON SHARES                      $ (6,921)   $(13,960)
                                                          =========   =========

NET LOSS PER BASIC AND DILUTED
     SHARE                                                $ (13.84)   $ (27.92)
                                                          =========   =========
WEIGHTED AVERAGE NUMBER
     OF COMMON SHARES                                          500         500
                                                          =========   =========

                          BEDROCK HOLDINGS CORPORATION
            REVIEWED STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                 FOR THE FIVE MONTHS ENDED MAY 31, 2005 AND 2004




                                                                                              ACCUMULATED
                                                    COMMON STOCK            ACCUMULATED      COMPREHENSIVE
                                               SHARES          AMOUNT         DEFICIT           INCOME           TOTAL
                                            --------------  ------------- ---------------- ------------------ -------------

BALANCE, JANUARY 1, 2004                              500          $ 500        $ (23,254)             8,000     $ (14,754)

Unrealized loss arising during period                   -              -                -             (2,040)       (2,040)

Net loss                                                -              -          (13,960)                 -       (13,960)

                                            --------------  ------------- ---------------- ------------------ -------------
BALANCE, MAY 31, 2004                                 500          $ 500        $ (37,214)           $ 5,960     $ (30,754)
                                            ==============  ============= ================ ================== =============

BALANCE, JANUARY 1, 2005                              500          $ 500        $ (64,549)               $ -     $ (64,049)

Net loss                                                -              -           (6,921)                 -        (6,921)
                                            --------------  ------------- ---------------- ------------------ -------------

BALANCE, MAY 31, 2005                                 500          $ 500        $ (71,470)               $ -     $ (70,970)
                                            ==============  ============= ================ ================== =============

                           BEDROCK HOLDINGS CORPORATION
                        REVIEWED STATEMENTS OF CASH FLOWS
                 FOR THE FIVE MONTHS ENDED MAY 31, 2005 AND 2004


                                                          2005         2004
                                                       ---------    ---------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                            $ (6,921)    $(13,960)


ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
(USED IN) OPERATING ACTIVITIES:
Depreciation expense                                         20           40
CHANGES IN ASSETS AND LIABILITIES
    Decrease in accrued payroll taxes                       (56)      (2,796)
                                                       ---------    ---------
          NET CASH (USED IN) OPERATING ACTIVITIES        (6,957)     (16,716)
                                                       ---------    ---------


CASH FLOWS FROM INVESTING ACTIVITIES
   Securities purchased, securities sold - net                -          600
                                                       ---------    ---------
        NET CASH PROVIDED BY INVESTING ACTIVITIES             -          600
                                                       ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds form Officer loans                            6,351        9,231
   Repayment of note payable                                  -      (25,000)
   Proceeds from line of credit                               -       33,000
                                                       ---------    ---------
          NET CASH PROVIDED BY FINANCING ACTIVITIY        6,351       17,231
                                                       ---------    ---------

NET CHANGE IN CASH AND CASH
EQUIVALENTS                                                (606)       1,115

CASH AND CASH EQUIVALENTS
-BEGINNING OF PERIOD                                        739        4,540
                                                       ---------    ---------

CASH AND CASH EQUIVALENTS
- END OF PERIOD                                           $ 133      $ 5,654
                                                       =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
DURING THE PERIOD CASH WAS PAID FOR THE FOLLOWING:
             Interest                                  $  2,192        $ 692
                                                       =========    =========
SUPPLEMENTAL DISCLOSURE OF NON CASH
ACTIVITY:
   Unrealized net gain on securities                   $      -     $  5,960
                                                       =========    =========

                          BEDROCK HOLDINGS CORPORATION
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                              MAY 31, 2005 AND 2004

NOTE 1-  ORGANIZATION
         ------------

         The Company was incorporated in Florida on May 24, 1993 as an S Corporation.

         The Company was formed as a holding company that performs marketing services to various companies.

         In January 2004, the Company had its "S" status terminated due to the transfer of 42% of its common stock to a C Corporation. The C Corporation was a former publicly traded company named SERAC Holdings, Inc. ("SERAC"). SERAC in 2004 was deregistered and is currently a private company.


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS
         -------------------------

         The Company considers all highly liquid debt instruments and other short- term investments with an initial maturity of three months or less to be cash or cash equivalents.

         At May 31, 2005 and 2004, the Company maintained cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation, whose amounts did not exceed the insured limit of $100,000.

                          BEDROCK HOLDINGS CORPORATION
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2005 AND 2004


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------

         INCOME TAXES
         ------------

         Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. (See Note 1)

         ADVERTISING COSTS
         -----------------

         The Company will expense the costs associated with advertising as they are incurred. Advertising expense for the five months ended May 31, 2005 and 2004 was $-0- and $-0-, respectively.

         FIXED ASSETS
         ------------

         Fixed assets are stated at cost less accumulated depreciation and amortization. The Company computes depreciation and amortization using an accelerated method over the estimated useful lives of the assets acquired as follows:

                  Equipment and fixtures                   5 - 7 years
                  Leasehold improvements                   15 years

         The carrying amount of all long-lived assets is evaluated periodically to determine whether adjustment to the useful life or to the unamortized balance is warranted. Such evaluation is based principally on the expected utilization of the long-lived assets and the projected undiscounted cash flows of the operations in which the long-lived assets are used.

                          BEDROCK HOLDINGS CORPORATION
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2005 AND 2004


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------

         EARNINGS (LOSS) PER SHARE OF COMMON STOCK
         -----------------------------------------

         Historical net loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share
         (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.

         The following is a reconciliation of the computation for basic and diluted EPS for the five months ended May 31, 2005 and 2004:

                                                             2005        2004
                                                           --------    --------

         Net (loss)                                         (6,921)    (13,960)
                                                           --------    --------

         Weighted-average common shares outstanding
           (Basic)                                             500         500

         Weighted-average common stock equivalents
           Stock Options                                         -           -
           Warrants                                              -           -
                                                           --------    --------

         Weighted-average common shares outstanding
           Diluted                                             500         500
                                                           ========    ========


         There were no options and warrants outstanding as of May 31, 2005 and 2004.

                          BEDROCK HOLDINGS CORPORATION
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2005 AND 2004



NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------

         REVENUE AND COST RECOGNITION
         ----------------------------

         The Company records its transactions under the accrual method of accounting whereby income gets recognized when the services are rendered and collection is reasonably assured.

         INVESTMENTS
         -----------

         In accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities", securities are classified into three categories: held-to-maturity, available-for-sale and trading. The Company's investments consist of equity securities classified as valuable-for-sale securities. Accordingly, they are carried at fair market value in accordance with SFAS No. 115. Further SFAS No. 115 unrealized gains and losses for available-for-sale securities are excluded from earnings, and reported net of deferred income taxes, as a separate component of stockholder's equity, unless the loss is classified as other than a temporary decline in market value.

NOTE 3-  FIXED ASSETS
         ------------

         Fixed assets as of May 31, 2005 and 2004 were as follows:

                                                        2005          2004
                                                     ----------    ----------
         Equipment                                    $ 17,624      $ 17,624
         Leasehold improvements                         10,302        10,302
                                                     ----------    ----------
                                                        27,926        27,926
         Less: accumulated depreciation                 27,900        27,826
                                                     ----------    ----------
         Fixed assets, net                                $ 26         $ 100
                                                     ==========    ==========

         Depreciation expense was $20 and $40 for the five months ended May 31, 2005 and 2004, respectively.

                          BEDROCK HOLDINGS CORPORATION
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2005 AND 2004



NOTE 4-  LINES OF CREDIT

         The Company has two lines of credit with Union Planters Bank. The terms are as follows:

         Line of Credit #1 is a revolving line of credit reviewed annually with interest at the prime rate plus 2.5%. The Company can borrow up to $40,000. As of May 31, 2005 and 2004, the amount outstanding on the line of credit was $39,777 and $8,581, respectively.

         Line of Credit #2 is a revolving line of credit with interest at the prime rate plus 3.00%. The line expires February 9, 2011. The Company can borrow up to $25,000. As of May 31, 2005 and 2004, the amount outstanding on the line of credit was $25,000.

NOTE 5-  PROVISION FOR INCOME TAXES

         Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's consolidated tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

         At May 31, 2005, deferred tax assets consist of the following:

         Net deferred tax assets               $    7,500
         Less:  valuation allowance                (7,500)
                                               -----------
                                               $     -0-
                                               ===========

         The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

                          BEDROCK HOLDINGS CORPORATION
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                              MAY 31, 2005 AND 2004


NOTE 6-  GOING CONCERN
         -------------

         The accompanying financial statements have been presented in accordance with accounting principles generally accepted in the United States of America, which assume the continuity of the Company as a going concern. The Company has incurred net losses for the five months ended May 31, 2005 and 2004, and has an accumulated deficit. Additionally, the Company does not have the revenue stream necessary to operate or develop its business. This raises substantial doubt about its ability to continue as a going concern.

         Management has formulated and is in the process of implementing its business plan intended to develop steady revenues and income in areas of operation. This plan includes the following, subject to obtaining the necessary financing:

                  o Signing up new clients

                  o Seeking out new companies for possible merge (See Note 7)

         Presently, the Company cannot ascertain the eventual success of management's plans with any degree of certainty. The accompanying consolidated financial statements do not include any adjustments that might result from the eventual outcome of the risks and uncertainties described above.

NOTE 7-  ACQUISITION
         -----------

         On May 26, 2005, Capital Solutions I, Inc., ("The Company") consummated a Share Exchange Agreement with Bedrock Holdings, Inc., a privately held Company whereby, Capital Solutions I, Inc., agreed to acquire all the outstanding capital stock of Bedrock Holdings, Inc.

         The acquisition will be accounted for under the purchase method of accounting. Accordingly, Bedrock Holdings, Inc. will be treated as a wholly owned subsidiary of Capital Solutions I, Inc.

                    CAPITAL SOLUTIONS I, INC., AND SUBSIDIARY
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                FEBRUARY 28, 2005



               INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS






                                                                        PAGE(S)


Introduction to Unaudited Pro Forma Condensed Consolidated
         Financial Statements                                             P-2

Balance Sheet - February 28, 2005                                         P-3

Statement of Operations for the nine months ended
         February 28, 2005                                                P-4

Statement of Operations for the Year ended May 31, 2004                   P-5

Notes to Financial Statements                                             P-6

                    CAPITAL SOLUTIONS I, INC., AND SUBSIDIARY
                 INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS



         On May 26, 2005, Capital Solutions I, Inc., ("The Company") consummated a Share Exchange Agreement with Bedrock Holdings, Inc., a privately held Company whereby, Capital Solutions I, Inc., agreed to acquire all the outstanding capital stock of Bedrock Holdings, Inc.

         The acquisition will be accounted for under the purchase method of accounting. Accordingly, Bedrock Holdings, Inc. will be treated as a wholly owned subsidiary of Capital Solutions I, Inc.

         The accompanying unaudited pro forma condensed consolidated balance sheet as of February 28, 2005 has been presented with a consolidated subsidiary at February 28, 2005. The unaudited pro forma condensed consolidated statements of operations for the nine months ended February 28, 2005 purport what the acquisition would look like. The year ended May 31, 2004 have been presented as if the acquisition had occurred June 1, 2003 combined.

         The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                    CAPITAL SOLUTIONS I, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                FEBRUARY 28, 2005

                                  ASSETS
                                                               Capital            Bedrock                           Pro
                                                            Solutions I, Inc.  Holdings, Inc.     Adjustments      Forma
                                                            ---------------  --------------- --------------  ----------
CURRENT ASSETS
   Cash and cash equivalents                                          $ 41            $ 734            $ -       $ 775
   Other                                                                 -                5              -           5
                                                            ---------------  --------------- --------------  ----------

           TOTAL CURRENT ASSETS                                         41              739              -         780
                                                            ---------------  --------------- --------------  ----------

PROPERTY AND EQUIPMENT
   Equipment (net)                                                       -               45              -          45

           NET PROPERTY AND EQUIPMENT                                    -               45              -          45
                                                            ---------------  --------------- --------------  ----------

Goodwill                                                                 -                -         85,048      85,048
                                                            ---------------  --------------- --------------  ----------

TOTAL ASSETS                                                          $ 41            $ 784       $ 85,048    $ 85,873
                                                            ===============  =============== ==============  ==========


              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable and accrued expenses                         $ 161,685                 $ 56            $ -    $161,741
   Debentures payable                                              400,202                    -              -     400,202
   Lines of credit                                                       -               64,777              -      64,777
   Short-term notes and advances payable                            80,116                    -              -      80,116
                                                            ---------------  ------------------- --------------  ----------

           TOTAL CURRENT LIABILITIES                             $ 642,003             $ 64,833            $ -    $706,836
                                                            ---------------  ------------------- --------------  ----------
STOCKHOLDERS' EQUITY (DEFICIT)
    Preferred stock, $.0000001 par value;
       200,000,000 shares authorized;
       50,000 shares issued and outstanding                              -                    -              -           -
    Common stock, $.0000001 par value;
       20,000,000,000 shares authorized;
       589,222,628 shares issued and outstanding                        29                  500           (470)         59
    Additional paid-in capital                                     276,385                    -         20,970     297,355
    Accumulated deficit                                           (918,376)             (64,549)        64,548    (918,377)
                                                            ---------------  ------------------- --------------  ----------

           Total stockholders' equity (deficit)                   (641,962)             (64,049)        85,048    (620,963)
                                                            ---------------  ------------------- --------------  ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                  $ 41                $ 784       $ 85,048    $ 85,873
                                                            ===============  =================== ==============  ==========

                    CAPITAL SOLUTIONS I, INC. AND SUBSIDIARY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED FEBRUARY 28, 2005

                                                                 CAPITAL           BEDROCK                         PRO
                                                              SOLUTIONS I, INC.HOLDINGS, INC.     ADJUSTMENTS     FORMA
                                                              --------------  ------------------ -------------  -----------
REVENUES                                                                $ -                 $ -           $ -          $ -
                                                              --------------  ------------------ -------------  -----------
OPERATING EXPENSES
         Accounting and audit fees                                    5,000               1,250                      6,250
         Administrative and other                                       909                   -             -          909
         Advertising                                                      -                 400                        400
         Bank service charges                                             -                  25                         25
         Casual labor                                                     -               6,890                      6,890
         Contributions                                                    -                  50                         50
         Depreciation                                                     -                  54                         54
         Equipment rental                                               793                   -             -          793
         Investment expense                                           7,600                   -             -        7,600
         Miscellaneous taxes                                              -                 527                        527
         Payroll expense                                                758                   -             -          758
         Professional fees                                           50,000                   -             -       50,000
         Stock transfer fees                                          3,317                   -             -        3,317
                                                              --------------  ------------------ -------------  -----------

             TOTAL OPERATING EXPENSES                                68,377               9,196             -       77,573
                                                              --------------  ------------------ -------------  -----------

NET (LOSS) FROM OPERATIONS                                          (68,377)             (9,196)            -      (77,573)
                                                              --------------  ------------------ -------------  -----------

OTHER INCOME (EXPENSE)
         Other income                                                     -                   1                          1
         Gain/Loss from sale of stock                                     -               3,494                      3,494
         Other expense                                                    -             (19,533)                   (19,533)
         Interest expense                                           (24,012)             (2,101)                   (26,113)
                                                              --------------  ------------------ -------------  -----------

         TOTAL OTHER INCOME (EXPENSE)                               (24,012)            (18,140)            -      (42,152)
                                                              --------------  ------------------ -------------  -----------

NET (LOSS) BEFORE PROVISION FOR INCOME TAXES                        (92,389)            (27,336)            -     (119,725)

         Provision for income taxes                                       -                   -             -            -
                                                              --------------  ------------------ -------------  -----------

NET (LOSS) APPLICABLE TO
   COMMON SHARES                                                  $ (92,389)          $ (27,336)          $ -   $ (119,725)
                                                              ==============  ================== =============  ===========

BASIC AND DILUTED (LOSS)
   PER SHARE                                                     $ (0.00049)           $ (54.67)
                                                              ==============  ==================

WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES                                             186,827,024                 500
                                                              ==============  ==================

                    CAPITAL SOLUTIONS I, INC. AND SUBSIDIARY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED MAY 31, 2004

                                                                 CAPITAL           BEDROCK                         PRO
                                                              SOLUTIONS I, INC.HOLDINGS, INC.     ADJUSTMENTS     FORMA
                                                              --------------  ------------------ -------------  -----------
REVENUES                                                                $ -                 $ -           $ -          $ -
                                                              --------------  ------------------ -------------  -----------
OPERATING EXPENSES
         Accounting and audit fees                                   17,500                   -             -       17,500
         Administrative and other                                     5,715                   -             -        5,715
         Advertising                                                      -                 695                        695
         Bank service charges                                             -                 429                        429
         Casual labor                                                     -               2,000                      2,000
         Contributions                                                    -                   -             -            -
         Depreciation                                                     -                 776                        776
         Miscellaneous taxes                                              -                 224                        224
         Payroll taxes                                                    -               5,224                      5,224
         Professional fees                                            7,825                   -                      7,825
         Salaries expense                                                 -              52,132                     52,132
         Stock transfer fees                                          2,204                   -             -        2,204
         Telephone                                                        -               4,581                      4,581
                                                              --------------  ------------------ -------------  -----------

             TOTAL OPERATING EXPENSES                                33,244              66,061             -       99,305
                                                              --------------  ------------------ -------------  -----------

NET (LOSS) FROM OPERATIONS                                          (33,244)            (66,061)            -      (99,305)
                                                              --------------  ------------------ -------------  -----------

OTHER INCOME (EXPENSE)
         Gain/Loss from sale of stock                                     -                 910                        910
         Other expense                                                    -             (14,694)                   (14,694)
         Interest expense                                           (40,112)               (714)                   (40,826)
                                                              --------------  ------------------ -------------  -----------

         TOTAL OTHER INCOME (EXPENSE)                               (40,112)            (14,498)            -      (54,610)
                                                              --------------  ------------------ -------------  -----------

NET (LOSS) BEFORE PROVISION FOR INCOME TAXES                        (73,356)            (80,559)            -     (153,915)

         Provision for income taxes                                       -                   -             -            -
                                                              --------------  ------------------ -------------  -----------
NET (LOSS) APPLICABLE TO
   COMMON SHARES                                                  $ (73,356)          $ (80,559)          $ -   $ (153,915)
                                                              ==============  ================== =============  ===========
BASIC AND DILUTED (LOSS)
   PER SHARE                                                         $ (144)             $ (161)
                                                              ==============  ==================
WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES                                                     509                 500
                                                              ==============  ==================

                    CAPITAL SOLUTIONS I, INC., AND SUBSIDIARY
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS




The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of February 28, 2005 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended February 28, 2005 and for the year ended May 31, 2004, to reflect the combination of Capital Solutions I, Inc and Bedrock Holdings, Inc.

A. To record the issuance of stock and purchase of the Company.